                         Fixed Rate Mortgage Loan Group
                         (Final Initial Mortgage Loans)

              Mortgage Rates for the Fixed Rate Mortgage Loan Group

                                              Number of             Aggregate Principal           Percent of
Range of Mortgage Rates                    Mortgage Loans           Balance Outstanding           Loan Group
-----------------------                    --------------           -------------------           ----------
6.500%-6.999%.......................                17                 $    3,692,860                2.0%
7.000%-7.499%.......................               134                     20,531,327               11.1
7.500%-7.999%.......................               151                     19,014,369               10.3
8.000%-8.499%.......................               144                     16,401,848                8.9
8.500%-8.999%.......................               255                     29,179,897               15.8
9.000%-9.499%.......................               215                     22,439,976               12.1
9.500%-9.999%.......................               324                     29,747,309               16.1
10.000%-10.499%.....................               162                     13,013,712                7.0
10.500%-10.999%.....................               215                     17,967,379                9.7
11.000%-11.499%.....................                93                      5,989,637                3.2
11.500%-11.999%.....................                71                      4,530,155                2.4
12.000%-12.499%.....................                36                      1,965,457                1.1
12.500%-12.999%.....................                 8                        329,951                0.2
13.000%-13.499%.....................                 3                        124,840                0.1
13.500%-13.999%.....................                 2                         74,250                0.0
                                                 -----                 --------------              -----
          Totals....................             1,830                 $  185,002,967              100.0%
                                                 =====                 ==============              =====


         As of the Cut-off Date, Mortgage Rates borne by the Fixed Rate Mortgage Loans in the Final Initial Mortgage Pool ranged from 6.900% per annum to 13.625% per annum and the weighted average Mortgage Rate of the Fixed Rate Mortgage Loans in the Final Initial Mortgage Pool was approximately 9.088% per annum.

   Remaining Months to Stated Maturity for the Fixed Rate Mortgage Loan Group

                                                Number of         Aggregate Principal        Percent of
Range of Remaining Terms (Months)             Mortgage Loans      Balance Outstanding        Loan Group
---------------------------------             --------------      -------------------        ----------
109 to 120.............................               25              $   1,773,239               1.0%
169 to 180.............................              957                 89,636,943              48.5
229 to 240.............................               61                  5,033,308               2.7
289 to 300 ............................                5                    609,641               0.3
349 to 360.............................              782                 87,949,835              47.5
                                                   -----              -------------             -----
         Totals........................            1,830              $ 185,002,967             100.0%
                                                   =====              =============             =====

         As of the Cut-off Date, the remaining terms to stated maturity of the Fixed Rate Mortgage Loans in the Final Initial Mortgage Pool ranged from 117 months to 360 months and the weighted average remaining term to stated maturity of the Fixed Rate Mortgage Loans in the Final Initial Mortgage Pool was approximately 266 months.

Original Mortgage Loan Principal Balances for the Fixed Rate Mortgage Loan Group

Range of Original Mortgage                       Number of           Aggregate Principal        Percent of
Loan Principal Balances                        Mortgage Loans        Balance Outstanding        Loan Group
--------------------------                     --------------        -------------------        ----------
$100,000 or less.......................            1,199             $     68,955,837             37.3%
$100,001-$150,000......................              305                   36,819,535             19.9
$150,001-$200,000......................              152                   26,447,846             14.3
$200,001-$250,000......................               62                   13,765,320              7.4
$250,001-$300,000......................               40                   10,938,198              5.9
$300,001-$350,000......................               27                    8,762,918              4.7
$350,001-$400,000......................               16                    6,072,185              3.3
$400,001-$450,000......................               12                    5,070,564              2.7
$450,001-$500,000......................               17                    8,170,564              4.4
                                                   -----              ---------------            -----
         Totals........................            1,830              $   185,002,967            100.0%
                                                   =====              ===============            =====

         As of the Cut-off Date, the outstanding principal balances of the Fixed Rate Mortgage Loans in the Final Initial Mortgage Pool ranged from approximately $9,977 to approximately $500,000 and the average outstanding principal balance of the Fixed Rate Mortgage Loans in the Final Initial Mortgage Pool was approximately $101,095.

              Product Types for the Fixed Rate Mortgage Loan Group

                                                 Number of           Aggregate Principal        Percent of
Product Type                                   Mortgage Loans        Balance Outstanding        Loan Group
------------                                   --------------        -------------------        ----------
10 year Fixed..........................               25              $     1,773,239                 1.0%
15 year Fixed..........................              317                   21,603,848                11.7
20 year Fixed..........................               61                    5,033,308                 2.7
25 year Fixed..........................                5                      609,641                 0.3
30 year Fixed..........................              782                   87,949,835                47.5
Balloon Loan...........................              640                   68,033,095                36.8
                                                   -----              ---------------               -----
         Totals........................            1,830              $   185,002,967               100.0%
                                                   =====              ===============               =====

                   State Distributions of Mortgaged Properties
                      in the Fixed Rate Mortgage Loan Group

                                                  Number of         Aggregate Principal         Percent of
State                                           Mortgage Loans      Balance Outstanding         Loan Group
-----                                           --------------      -------------------         ----------
Arizona..................................               38             $     3,712,006               2.0%
Arkansas.................................               15                     783,397               0.4
California...............................              181                  37,817,398              20.4
Colorado.................................               30                   4,006,197               2.2
Connecticut..............................                9                   1,384,131               0.7
Delaware.................................                4                     177,103               0.1
District of Columbia.....................                9                   1,308,047               0.7
Florida..................................              387                  32,357,772              17.5
Georgia..................................               98                   9,643,100               5.2
Idaho....................................                1                      96,895               0.1
Illinois.................................               48                   3,835,048               2.1
Indiana..................................              136                   8,881,474               4.8
Iowa.....................................                1                      33,731               0.0
Kansas...................................                1                      59,200               0.0
Kentucky.................................               25                   2,434,349               1.3
Louisiana................................               57                   3,559,286               1.9
Maine....................................                1                     289,369               0.2
Maryland.................................               16                   2,034,307               1.1
Massachusetts............................               12                   1,517,772               0.8
Michigan.................................               51                   4,066,383               2.2
Minnesota................................                9                   1,025,547               0.6
Mississippi..............................               16                     971,436               0.5
Missouri.................................               48                   3,083,656               1.7
Nevada...................................                4                     313,122               0.2
New Hampshire............................                6                     801,642               0.4
New Jersey...............................               41                   4,825,021               2.6
New Mexico...............................                9                     745,005               0.4
New York.................................              141                  21,875,366              11.8
North Carolina...........................               37                   3,167,232               1.7
North Dakota.............................                1                      14,907               0.0
Ohio.....................................              101                   7,445,622               4.0
Oklahoma.................................               19                   1,251,048               0.7
Oregon...................................               16                   1,593,922               0.9
Pennsylvania.............................               41                   2,144,135               1.2
Rhode Island.............................                1                     123,984               0.1
South Carolina...........................               19                     939,921               0.5
South Dakota.............................                1                      62,381               0.0
Tennessee................................              105                   7,195,547               3.9
Texas....................................               28                   1,710,998               0.9
Utah.....................................                3                     329,328               0.2
Vermont..................................                2                     145,819               0.1
Virginia.................................               28                   2,690,416               1.5


                                                  Number of         Aggregate Principal         Percent of
State                                           Mortgage Loans      Balance Outstanding         Loan Group
-----                                           --------------      -------------------         ----------
Washington...............................               18                   2,768,543               1.5
West Virginia............................                3                     330,883               0.2
Wisconsin................................               13                   1,450,523               0.8
                                                     -----             ---------------             -----
         Totals..........................            1,830             $   185,002,967             100.0%
                                                     =====             ===============             =====


         No more than approximately 0.5% of the Fixed Rate Mortgage Loans in the Final Initial Mortgage Pool will be secured by mortgaged properties located in any one zip code area.

           Loan-to-Value Ratios for the Fixed Rate Mortgage Loan Group

                                                  Number of         Aggregate Principal           Percent of
Range of Loan-to-Value Ratios                  Mortgage Loans       Balance Outstanding           Loan Group
-----------------------------                  --------------       -------------------           ----------
50.00% or less.........................                 232           $   16,124,754                   8.7%
50.01%-55.00%..........................                  71                7,759,044                   4.2
55.01%-60.00%..........................                  93               10,067,856                   5.4
60.01%-65.00%..........................                 156               15,904,894                   8.6
65.01%-70.00%..........................                 158               16,753,147                   9.1
70.01%-75.00%..........................                 211               22,009,128                  11.9
75.01%-80.00%..........................                 357               38,344,841                  20.7
80.01%-85.00%..........................                 280               29,536,672                  16.0
85.01%-90.00%..........................                 253               26,339,164                  14.2
90.01%-95.00%..........................                  19                2,163,467                   1.2
                                                      -----           --------------                 -----
         Totals........................               1,830           $  185,002,967                 100.0%
                                                      =====           ==============                 =====

         As of the Cut-off Date, the Loan-to-Value Ratios of the Fixed Rate Mortgage Loans in the Final Initial Mortgage Pool ranged from 10.31% to 95.00% and the weighted average Loan-to-Value Ratio of the Fixed Rate Mortgage Loans in the Final Initial Mortgage Pool was approximately 73.26%.

               Loan Purpose for the Fixed Rate Mortgage Loan Group

                                                       Number of        Aggregate Principal        Percent of
Loan Purpose                                         Mortgage Loans     Balance Outstanding        Loan Group
------------                                         --------------     -------------------        ----------
Purchase.......................................             336           $    33,863,686               18.3%
Refinance--Rate/Term............................            167                18,124,531                9.8
Refinance--Cashout..............................          1,327               133,014,750               71.9
                                                          -----           ---------------              -----
         Totals................................           1,830           $   185,002,967              100.0%
                                                          =====           ===============              =====

      Types of Mortgaged Properties for the Fixed Rate Mortgage Loan Group

                                                       Number of        Aggregate Principal       Percent of
Property Type                                       Mortgage Loans      Balance Outstanding       Loan Group
-------------                                       --------------      -------------------       ----------
Single-family Detached........................            1,410            $  138,864,208            75.1%
Two- to Four-Family Dwelling Unit.............              145                16,916,805             9.1
Planned Unit Development......................              108                15,368,684             8.3
Condominium...................................               90                 8,374,292             4.5
Small Mixed Use...............................               11                 1,832,077             1.0
Manufactured Housing..........................               66                 3,646,901             2.0
                                                          -----             -------------           -----
         Totals...............................            1,830             $ 185,002,967           100.0%
                                                          =====             =============           =====


          Documentation Summary for the Fixed Rate Mortgage Loan Group

                                                      Number of        Aggregate Principal        Percent of
Documentation                                      Mortgage Loans      Balance Outstanding        Loan Group
-------------                                      --------------      -------------------        ----------
Full Documentation..........................           1,408              $  134,723,473              72.8%
24 Month Bank Statement.....................             152                  21,335,541              11.5
Reduced Documentation.......................              30                   3,248,940               1.8
Stated Documentation........................             240                  25,695,013              13.9
                                                       -----              --------------             -----
         Totals.............................           1,830              $  185,002,967             100.0%
                                                       =====              ==============             =====

             Occupancy Types for the Fixed Rate Mortgage Loan Group

                                                      Number of          Aggregate Principal        Percent of
Occupancy                                          Mortgage Loans        Balance Outstanding        Loan Group
---------                                          --------------        -------------------        ----------
Owner-occupied..............................            1,588                $ 167,046,019             90.3%
Second Home.................................               21                    2,066,413              1.1
Investment..................................              221                   15,890,535              8.6
                                                        -----                -------------            -----
         Totals.............................            1,830                $ 185,002,967            100.0%
                                                        =====                =============            =====

         The information set forth above is based upon representations of the related mortgagors at the time of origination.

        Mortgage Loan Age Summary for the Fixed Rate Mortgage Loan Group

                                                      Number of          Aggregate Principal        Percent of
Mortgage Loan Age (Months)                         Mortgage Loans        Balance Outstanding        Loan Group
-------------------------                          --------------        -------------------        ----------
0...........................................             440                $   46,029,898             24.9%
1...........................................             585                    59,951,136             32.4
2...........................................             522                    52,477,846             28.4
3...........................................             262                    24,991,213             13.5
4...........................................              20                     1,509,890              0.8
8...........................................               1                        42,983              0.0
                                                       -----                --------------            -----
         Totals.............................           1,830                $  185,002,967            100.0%
                                                       =====                ==============            =====




         As of the Cut-off Date, the weighted average age of the Fixed Rate Mortgage Loans in the Final Initial Mortgage Pool was approximately 1 month.

           Credit Grade Summary for the Fixed Rate Mortgage Loan Group

                                                      Number of          Aggregate Principal       Percent of
Credit Grade                                       Mortgage Loans        Balance Outstanding       Loan Group
------------                                       --------------        -------------------       ----------
A Star.......................................            402                $   58,532,434            31.6%
AO...........................................            824                    80,903,707            43.7
A-...........................................            306                    26,175,979            14.1
B............................................            182                    13,448,672             7.3
B-...........................................             34                     2,217,239             1.2
C............................................             79                     3,600,095             1.9
C-...........................................              3                       124,840             0.1
                                                       -----                --------------           -----
         Totals..............................          1,830                $  185,002,967           100.0%
                                                       =====                ==============           =====


           Year of Origination for the Fixed Rate Mortgage Loan Group

                                                      Number of          Aggregate Principal        Percent of
Year of Origination                                Mortgage Loans        Balance Outstanding        Loan Group
-------------------                                --------------        -------------------        ----------
2000........................................                1              $        42,983              0.0%
2001........................................            1,829                  184,959,984            100.0
                                                        -----              ---------------            -----
        Totals..............................            1,830              $   185,002,967            100.0%
                                                        =====              ===============            =====

           Prepayment Penalties for the Fixed Rate Mortgage Loan Group

                                                      Number of          Aggregate Principal        Percent of
Prepayment Penalty Term                            Mortgage Loans        Balance Outstanding        Loan Group
-----------------------                            --------------        -------------------        ----------
None........................................              300               $   24,015,990             13.0%
12 months...................................              123                   20,303,258             11.0
24 months...................................                8                      743,134              0.4
36 months...................................              408                   36,115,645             19.5
60 months...................................              991                  103,824,939             56.1
                                                        -----               --------------            -----
        Totals..............................            1,830               $  185,002,967            100.0%
                                                        =====               ==============            =====


         The weighted average prepayment penalty term with respect to the Fixed Rate Mortgage Loans in the Final Initial Mortgage Pool having prepayment penalties is approximately 48 months. With respect to those Fixed Rate Mortgage Loans in the Final Initial Mortgage Pool which have prepayment penalties, 88.6% of such mortgage loans are subject to a prepayment penalty which will equal six months interest calculated on the basis of the rate in effect at the time of the prepayment on the amount prepaid in excess of 20% of the original principal balance of the mortgage loan.

              Credit Scores for the Fixed Rate Mortgage Loan Group

                                                    Number of         Aggregate Principal        Percentage of
Range of  Credit Scores                           Mortgage Loans      Balance Outstanding          Loan Group
-----------------------                           --------------      -------------------        -------------
Not Scored..................................               23            $    1,362,971               0.7%
491 to 500..................................                3                   497,744               0.3
501 to 550..................................              328                25,711,695              13.9
551 to 600..................................              440                38,018,933              20.6
601 to 650..................................              463                47,148,955              25.5
651 to 700..................................              357                44,419,171              24.0
701 to 750..................................              148                18,936,729              10.2
751 to 800..................................               67                 8,836,852               4.8
801 to 807..................................                1                    69,917               0.0
                                                        -----            --------------             -----
         Totals.............................            1,830            $  185,002,967             100.0%
                                                        =====            ==============             =====


         The Credit Scores of the Fixed Rate Mortgage Loans in the Final Initial Mortgage Pool that were scored as of the Cut-off Date ranged from 491 to 807 and the weighted average Credit Score of the Fixed Rate Mortgage Loans in the Final Initial Mortgage Pool that were scored as of the Cut-off Date was approximately 630.

                       Adjustable Rate Mortgage Loan Group
                         (Final Initial Mortgage Loans)

       Current Mortgage Rates for the Adjustable Rate Mortgage Loan Group

                                                  Number of         Aggregate Principal          Percent of
Range of Mortgage Rates                        Mortgage Loans       Balance Outstanding          Loan Group
-----------------------                        --------------       -------------------          ----------
5.500%-5.999%............................                8             $    2,412,583                 0.3%
6.000%-6.499%............................               87                 23,544,600                 3.4
6.500%-6.999%............................              105                 28,281,131                 4.1
7.000%-7.499%............................              190                 41,512,048                 6.0
7.500%-7.999%............................              410                 80,796,390                11.7
8.000%-8.499%............................              443                 76,269,592                11.1
8.500%-8.999%............................              771                126,341,900                18.3
9.000%-9.499%............................              649                 97,265,929                14.1
9.500%-9.999%............................              700                 97,045,032                14.1
10.000%-10.499%..........................              449                 53,346,081                 7.7
10.500%-10.999%..........................              365                 41,115,746                 6.0
11.000%-11.499%..........................              140                 16,490,385                 2.4
11.500%-11.999%..........................               47                  4,606,826                 0.7
12.000%-12.499%..........................               10                    719,257                 0.1
12.500%-12.999%..........................                2                    256,375                 0.0
                                                     -----             --------------               -----
         Totals..........................            4,376             $  690,003,874               100.0%
                                                     =====             ==============               =====

         As of the Cut-off Date, the current Mortgage Rates borne by the Adjustable Rate Mortgage Loans in the Final Initial Mortgage Pool ranged from 5.999% per annum to 12.750% per annum and the weighted average Mortgage Rate borne by the Adjustable Rate Mortgage Loans in the Final Initial Mortgage Pool was approximately 8.824% per annum.

Remaining Months to Stated Maturity for the Adjustable Rate Mortgage Loan Group

                                                   Number of         Aggregate Principal        Percent of
Range of Remaining Terms (Months)                Mortgage Loans      Balance Outstanding        Loan Group
---------------------------------                --------------      -------------------        ----------
349 to 360...............................             4,376            $  690,003,874             100.0%
                                                      -----            --------------             -----
         Totals..........................             4,376            $  690,003,874             100.0%
                                                      =====            ==============             =====

         As of the Cut-off Date, the remaining terms to stated maturity of the Adjustable Rate Mortgage Loans in the Final Initial Mortgage Pool ranged from 354 months to 360 months and the weighted average remaining term to stated maturity of the Adjustable Rate Mortgage Loans in the Final Initial Mortgage Pool was approximately 359 months.

   Original Mortgage Loan Principal Balances for the Adjustable Rate Mortgage

Range of Original Mortgage                                  Number of       Aggregate Principal      Percent of
Loan Principal Balances                                   Mortgage Loans    Balance Outstanding      Loan Group
-----------------------                                   --------------    -------------------      ----------
$100,000 or less.....................................            1,591          $  106,843,786           15.5%
$100,001-$150,000....................................            1,015             125,532,671           18.2
$150,001-$200,000....................................              667             115,636,307           16.8
$200,001-$250,000....................................              386              86,364,660           12.5
$250,001-$300,000....................................              256              70,732,482           10.3
$300,001-$350,000....................................              186              60,697,251            8.8
$350,001-$400,000....................................              102              38,387,333            5.6
$400,001-$450,000....................................               62              26,617,952            3.9
$450,001-$500,000....................................               92              44,566,069            6.5
$500,001-$550,000....................................                3               1,622,774            0.2
$550,001-$600,000....................................                1                 600,000            0.1
$600,001-$650,000....................................                4               2,511,817            0.4
$700,001-$750,000....................................                1                 700,689            0.1
$750,001-$800,000....................................                2               1,565,675            0.2
$800,001-$850,000....................................                1                 840,000            0.1
$900,001-$950,000....................................                2               1,834,365            0.3
$950,001-$1,000,000..................................                5               4,950,043            0.7
                                                                 -----          --------------          -----
          Totals.....................................            4,376          $  690,003,874          100.0%
                                                                 =====          ==============          =====

        As of the Cut-off Date, the outstanding principal balances of the Adjustable Rate Mortgage Loans in the Final Initial Mortgage Pool ranged from approximately $11,200 to approximately $1,000,000 and the average outstanding principal balance of the Adjustable Rate Mortgage Loans in the Final Initial Mortgage Pool was approximately $157,679.

            Product Types for the Adjustable Rate Mortgage Loan Group

                                                      Number of          Aggregate Principal        Percent of
Product Type                                       Mortgage Loans        Balance Outstanding        Loan Group
------------                                       --------------        -------------------        ----------
Six-Month LIBOR.............................              13                 $    1,777,947             0.3%
1/29 LIBOR Loan.............................              43                      8,958,027             1.3
2/28 LIBOR Loan.............................           2,709                    393,976,634            57.1
3/27 LIBOR Loan.............................           1,092                    178,900,978            25.9
5/25 LIBOR Loan.............................             519                    106,390,289            15.4
                                                       -----                 --------------           -----
         Totals.............................           4,376                 $  690,003,874           100.0%
                                                       =====                 ==============           =====

                   State Distributions of Mortgaged Properties in the Adjustable Rate Mortgage Loan Group

                                                  Number of          Aggregate Principal         Percent of
State                                           Mortgage Loans       Balance Outstanding         Loan Group
-----                                           --------------       -------------------         ----------
Arizona....................................           131               $   15,493,137               2.2%
Arkansas...................................            11                      905,762               0.1
California.................................           836                  211,137,343              30.6
Colorado...................................           343                   61,395,517               8.9
Connecticut................................            34                    7,481,098               1.1
Delaware...................................             8                      955,634               0.1
District of Columbia.......................             7                    1,000,344               0.1
Florida....................................           369                   42,541,538               6.2
Georgia....................................           108                   14,610,525               2.1
Idaho......................................             7                      817,772               0.1
Illinois...................................           281                   36,308,755               5.3
Indiana....................................            92                    8,461,147               1.2
Iowa.......................................             1                       58,500               0.0
Kansas.....................................            13                    1,238,249               0.2
Kentucky...................................            21                    2,429,649               0.4
Louisiana..................................            25                    2,522,740               0.4
Maine......................................             3                      360,862               0.1
Maryland...................................            29                    4,476,093               0.6
Massachusetts..............................            58                   11,852,290               1.7
Michigan...................................           335                   40,544,547               5.9
Minnesota..................................           134                   20,253,147               2.9
Mississippi................................             7                      394,551               0.1
Missouri...................................           239                   20,992,381               3.0
Nevada.....................................            28                    6,295,890               0.9
New Hampshire..............................            16                    1,653,537               0.2
New Jersey.................................           112                   19,725,335               2.9
New Mexico.................................            40                    5,397,531               0.8
New York...................................           199                   38,547,298               5.6
North Carolina.............................            54                    6,369,669               0.9
North Dakota...............................             2                      145,700               0.0
Ohio.......................................           151                   16,582,747               2.4
Oklahoma...................................            29                    2,924,358               0.4
Oregon.....................................            34                    4,543,007               0.7
Pennsylvania...............................            40                    4,768,019               0.7
Rhode Island...............................             7                      753,201               0.1
South Carolina.............................            54                    5,153,093               0.7
Tennessee..................................            92                    8,342,759               1.2
Texas......................................            92                   11,487,757               1.7
Utah.......................................            20                    3,961,014               0.6
Vermont....................................            10                    1,480,866               0.2
Virginia...................................            44                    6,784,369               1.0
Washington.................................           140                   26,400,681               3.8

                                                  Number of          Aggregate Principal         Percent of
State                                           Mortgage Loans       Balance Outstanding         Loan Group
-----                                           --------------       -------------------         ----------
West Virginia..............................             6                      474,218               0.1
Wisconsin..................................           106                   11,149,843               1.6
Wyoming....................................             8                      831,401               0.1
                                                    -----               --------------             -----
        Totals.............................         4,376               $  690,003,874             100.0%
                                                    =====               ==============             =====

         No more than approximately 0.5% of the Adjustable Rate Mortgage Loans in the Final Initial Mortgage Pool will be secured by mortgaged properties located in any one zip code area.

        Loan-to-Value Ratios for the Adjustable Rate Mortgage Loan Group

                                                  Number of         Aggregate Principal           Percent of
Range of Loan-to-Value Ratios                  Mortgage Loans       Balance Outstanding           Loan Group
-----------------------------                  --------------       -------------------           ----------
50.00% or less...........................              153            $    23,108,494                 3.3%
50.01%-55.00%............................               62                  9,111,643                 1.3
55.01%-60.00%............................              144                 25,532,696                 3.7
60.01%-65.00%............................              202                 35,998,297                 5.2
65.01%-70.00%............................              354                 59,043,290                 8.6
70.01%-75.00%............................              585                 85,309,785                12.4
75.01%-80.00%............................            1,657                276,256,065                40.0
80.01%-85.00%............................              688                101,102,700                14.7
85.01%-90.00%............................              504                 70,678,930                10.2
90.01%-95.00%............................               27                  3,861,973                 0.6
                                                     -----            ---------------               -----
         Totals..........................            4,376            $   690,003,874               100.0%
                                                     =====            ===============               =====

         As of the Cut-off Date, the Loan-to-Value Ratios of the Adjustable Rate Mortgage Loans in the Final Initial Mortgage Pool ranged from 7.89% to 95.00% and the weighted average Loan-to-Value Ratio of the Adjustable Rate Mortgage Loans in the Final Initial Mortgage Pool was approximately 76.75%.

            Loan Purpose for the Adjustable Rate Mortgage Loan Group

                                                        Number of        Aggregate Principal       Percent of
 Loan Purpose                                        Mortgage Loans      Balance Outstanding       Loan Group
 ------------                                        --------------      -------------------       ----------
 Purchase.................................                 1,634           $   258,375,063            37.4%
 Refinance--Rate/Term......................                  290                43,791,724             6.3
 Refinance--Cashout........................                2,452               387,837,088            56.2
                                                           -----           ---------------           -----
          Totals..........................                 4,376           $   690,003,874           100.0%
                                                           =====           ===============           =====

    Types of Mortgaged Properties for the Adjustable Rate Mortgage Loan Group

                                                        Number of        Aggregate Principal       Percent of
Property Type                                        Mortgage Loans      Balance Outstanding       Loan Group
-------------                                        --------------      -------------------       ----------
Single-family Detached.........................           3,397           $  530,312,576              76.9%
Two- to Four- Family Dwelling Unit.............             302               45,850,692               6.6
Planned Unit Development ......................             359               73,354,672              10.6
Condominium....................................             253               35,098,547               5.1
Small Mixed Use................................               1                   52,000               0.0
Manufactured Housing...........................              64                5,335,388               0.8
                                                          -----           --------------             -----
         Totals................................           4,376           $  690,003,874             100.0%
                                                          =====           ==============             =====


        Documentation Summary for the Adjustable Rate Mortgage Loan Group

                                                     Number of        Aggregate Principal        Percent of
Documentation                                     Mortgage Loans      Balance Outstanding        Loan Group
-------------                                     --------------      -------------------        ----------
Full Documentation..........................            2,976           $  436,134,452               63.2%
24 Month Bank Statement.....................              373               76,541,284               11.1
Reduced Documentation.......................               64               13,085,479                1.9
Stated Documentation........................              963              164,242,660               23.8
                                                        -----           --------------              -----
         Totals.............................            4,376           $  690,003,874              100.0%
                                                        =====           ==============              =====


           Occupancy Types for the Adjustable Rate Mortgage Loan Group

                                                      Number of          Aggregate Principal       Percent of
Occupancy                                          Mortgage Loans       Balance Outstanding        Loan Group
---------                                          --------------       --------------------       -----------
Owner-occupied..............................            3,994             $  646,075,059              93.6%
Second Home.................................               46                  6,295,067               0.9
Investment..................................              336                 37,633,748               5.5
                                                        -----             --------------             -----
         Totals.............................            4,376             $  690,003,874             100.0%
                                                        =====             ==============             =====

         The information set forth above is based upon representations of the related mortgagor at the time of origination.

      Mortgage Loan Age Summary for the Adjustable Rate Mortgage Loan Group

                                                      Number of          Aggregate Principal        Percent of
 Mortgage Loan Age (Months)                         Mortgage Loans       Balance Outstanding        Loan Group
 --------------------------                         --------------       -------------------        ----------
 0...........................................           1,257                $  199,864,476            29.0%
 1...........................................           1,357                   213,357,549            30.9
 2...........................................           1,272                   198,822,583            28.8
 3...........................................             486                    77,340,764            11.2
 4...........................................               2                       352,729             0.1
 6...........................................               2                       265,774             0.0
                                                        -----                --------------           -----
          Totals.............................           4,376                $  690,003,874           100.0%
                                                        =====                ==============           =====

         As of the Cut-off Date, the weighted average age of the Adjustable Rate Mortgage Loans in the Final Initial Mortgage Pool was approximately 1 month.

        Credit Grade Summary for the Adjustable Rate Mortgage Loan Group

                                                      Number of          Aggregate Principal        Percent of
 Credit Grade                                       Mortgage Loans       Balance Outstanding        Loan Group
 ------------                                       --------------       -------------------        ----------
 A Star......................................              815              $   163,239,935            23.7%
 AO..........................................            1,919                  313,990,213            45.5
 A-..........................................              713                  103,941,080            15.1
 B...........................................              532                   67,852,126             9.8
 B-..........................................              144                   17,255,523             2.5
 C...........................................              241                   22,505,485             3.3
 C-..........................................               12                    1,219,512             0.2
                                                         ------             ---------------           -----
          Totals.............................            4,376              $   690,003,874           100.0%
                                                         =====              ===============           =====

         Year of Origination for the Adjustable Rate Mortgage Loan Group

                                                      Number of          Aggregate Principal        Percent of
 Year of Origination                                Mortgage Loans       Balance Outstanding        Loan Group
 -------------------                                --------------       -------------------        ----------
 2001........................................            4,376             $  690,003,874             100.0%
                                                         -----             --------------             -----
          Totals.............................            4,376             $  690,003,874             100.0%
                                                         =====             ==============             =====

       Maximum Mortgage Rates for the Adjustable Rate Mortgage Loan Group

Range of Maximum                                  Number of         Aggregate Principal           Percent of
Mortgage Rates                                 Mortgage Loans       Balance Outstanding           Loan Group
----------------                               --------------       -------------------           ----------
12.500%-12.999%..........................                8              $    2,412,583                 0.3%
13.000%-13.499%..........................               87                  23,544,600                 3.4
13.500%-13.999%..........................              105                  28,281,131                 4.1
14.000%-14.499%..........................              190                  41,512,048                 6.0
14.500%-14.999%..........................              412                  81,300,140                11.8
15.000%-15.499%..........................              447                  77,064,060                11.2
15.500%-15.999%..........................              771                 126,013,396                18.3
16.000%-16.499%..........................              648                  96,606,491                14.0
16.500%-16.999%..........................              700                  97,039,239                14.1
17.000%-17.499%..........................              446                  53,211,051                 7.7
17.500%-17.999%..........................              363                  40,946,293                 5.9
18.000%-18.499%..........................              140                  16,490,385                 2.4
18.500%-18.999%..........................               47                   4,606,826                 0.7
19.000%-19.499%..........................               10                     719,257                 0.1
19.500%-19.999%..........................                2                     256,375                 0.0
                                                     -----               -------------               -----
         Totals..........................            4,376               $ 690,003,874               100.0%
                                                     =====               =============               =====

         As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans in the Final Initial Mortgage Pool ranged from 12.999% per annum to 19.750% per annum and the weighted average Maximum Mortgage Rate for the Adjustable Rate Mortgage Loans in the Final Initial Mortgage Pool was 15.822% per annum.

        Prepayment Penalties for the Adjustable Rate Mortgage Loan Group

                                                      Number of          Aggregate Principal        Percent of
 Prepayment Penalty Term                            Mortgage Loans       Balance Outstanding        Loan Group
 -----------------------                            --------------       -------------------        ----------
 None........................................            1,461             $  219,290,090              31.8%
 12 months...................................                6                    622,701               0.1
 24 months...................................              704                118,679,144              17.2
 36 months...................................            1,542                244,462,142              35.4
 60 months.................................                663                106,949,796              15.5
                                                         -----             --------------             -----
          Totals.............................            4,376             $  690,003,874             100.0%
                                                         =====             ==============             =====


         The weighted average prepayment penalty term with respect to the Adjustable Rate Mortgage Loans in the Final Initial Mortgage Pool having prepayment penalties is approximately 38 months. With respect to those Adjustable Rate Mortgage Loans in the Final Initial Mortgage Pool which have prepayment penalties, approximately 84.3% of those mortgage loans are subject to a prepayment penalty which will equal six months' interest calculated on the basis of the rate in effect at the time of the prepayment on the amount prepaid in excess of 20% of the original principal balance of the mortgage loan.

        Next Adjustment Date for the Adjustable Rate Mortgage Loan Group

                                                  Number of         Aggregate Principal           Percent of
Next Adjustment Date                           Mortgage Loans       Balance Outstanding           Loan Group
--------------------                           --------------       -------------------           ----------
December 2001............................               2            $       250,140                    0.0%
January 2002.............................               5                    320,837                    0.0
February 2002............................               1                     78,720                    0.0
March 2002...............................               5                  1,128,250                    0.2
June 2002................................               3                    866,339                    0.1
July 2002................................              14                  3,346,351                    0.5
August 2002..............................              11                  2,130,851                    0.3
September 2002...........................              15                  2,614,485                    0.4
March 2003...............................               2                    265,774                    0.0
May 2003.................................               1                     90,821                    0.0
June 2003................................             300                 46,966,962                    6.8
July 2003................................             832                120,489,319                   17.5
August 2003..............................             824                118,128,421                   17.1
September 2003...........................             750                108,035,337                   15.7
May 2004.................................               1                    261,908                    0.0
June 2004................................             148                 24,486,845                    3.5
July 2004................................             302                 47,712,935                    6.9
August 2004..............................             343                 55,485,567                    8.0
September 2004...........................             298                 50,953,724                    7.4
June 2006................................              33                  4,770,478                    0.7
July 2006................................             119                 26,953,141                    3.9
August 2006..............................             178                 37,533,990                    5.4
September 2006...........................             189                 37,132,680                    5.4
                                                    -----            ---------------                  -----
         Totals..........................           4,376            $   690,003,874                  100.0%
                                                    =====            ===============                  =====

            Credit Scores for the Adjustable Rate Mortgage Loan Group

 Range of                                            Number of         Aggregate Principal         Percent of
 Credit Scores                                    Mortgage Loans       Balance Outstanding         Loan Group
 -------------                                    --------------       -------------------         ----------
 Not Scored..................................            27              $    2,848,200                  0.4%
 472 to 500..................................            18                   1,519,838                  0.2
 501 to 550..................................           925                 120,010,242                 17.4
 551 to 600..................................         1,131                 163,859,120                 23.7
 601 to 650..................................         1,090                 176,040,423                 25.5
 651 to 700..................................           721                 130,645,357                 18.9
 701 to 750..................................           347                  70,829,264                 10.3
 751 to 800..................................           116                  23,871,429                  3.5
 801 to 803..................................             1                     380,000                  0.1
                                                      -----              --------------                -----
          Totals.............................         4,376              $  690,003,874                100.0%
                                                      =====              ==============                =====

         The Credit Scores of the Adjustable Rate Mortgage Loans in the Final Initial Mortgage Pool that were scored as of the Cut-off Date ranged from 472 to 803 and the weighted average Credit Score of the Fixed Rate Mortgage Loans in the Final Initial Mortgage Pool that were scored as of the Cut-off Date was approximately 621.